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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 1999, in Amendment No. 7 to the Registration Statement (Form S-4 No. 333-63641) and the related Prospectus of Classic Communications, Inc.



                                             /s/ ERNST & YOUNG LLP



Austin, Texas
July 19, 1999